UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	August 30, 2012

RF INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

7610 Miramar Road, Bldg. 6000 San Diego, California 92126-4202 (Address of Principal Executive Offices) (858) 549-6340 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Annual Meeting of Stockholders

The Annual Meeting of stockholders of RF Industries, Ltd. (“we,” “us,” “our” or the “Company”) was held on August 30, 2012. We filed our definitive proxy statement (the “Proxy Statement”) in connection with the Annual Meeting with the Securities and Exchange Commission on July 12, 2012 (which can be viewed at: www.sec.gov).

Our stockholders acted upon the following proposals at the Annual Meeting:

•	Proposal I: a proposal to elect each of Marvin H. Fink, Howard F. Hill, William L. Reynolds, Darren Clark, David Sandberg and J. Randall Waterfield to serve on our board of directors until the 2013 Annual Meeting of stockholders;

•	Proposal II: a proposal to approve an amendment and restatement of our Articles of Incorporation (the “Amended and Restated Articles of Incorporation”) to remove unnecessary and outdated provisions and to conform our Articles of Incorporation more closely to those of other Nevada public corporations; and

•	Proposal III: a proposal to ratify the selection of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2012.

Voting Results

Proposal I: Marvin H. Fink, Howard F. Hill, William L. Reynolds, Darren Clark, David Sandberg and J. Randall Waterfield were re-elected to serve on our board of directors until the 2013 Annual Meeting of stockholders on the following vote:

Name of Director	“FOR” votes	“WITHHELD” votes
Marvin H. Fink	3,671,588	38,479
Howard F. Hill	3,670,522	39,545
William L. Reynolds	3,696,665	13,402
Darren Clark	3,703,867	6,200
David Sandberg	2,532,371	1,177,696
J. Randall Waterfield	2,636,950	1,073,117

In addition, there were 2,381,833 broker non-votes in connection with this proposal.

Proposal II: This proposal was approved with 3,680,210 “FOR” votes, 23,077 “AGAINST” votes and 6,780 “ABSTAIN” votes. In addition, there were 2,381,833 broker non-votes in connection with this proposal.

Proposal III: This proposal was approved with 6,088,277 “FOR” votes, 1,675 “AGAINST” votes and 1,948 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

ITEM 8.01 Other Events.

On August 30, 2012, we filed the Amended and Restated Articles of Incorporation in accordance with our disclosure in the Proxy Statement. The Amended and Restated Articles of Incorporation became effective upon filing with the Nevada Secretary of State. A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Industries, Ltd.

Date: August 31, 2012	By:	/s/ James Doss
James Doss President and Chief Financial Officer